CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectuses of the Trust.


Supplement dated July 16, 2001 to the Prospectus dated
December 29, 2000

On June 15, 2000 the Trust's Board of Trustees approved the
following:
 .
? The hiring of Brandywine Asset Management Inc.
("Brandywine") as an additional investment advisor to International Equity Investments ("International Equity
Portfolio").  The Consulting Group, a division of Smith
Barney Fund Management LLC ("SBFM"), recommended
Brandywine as an additional advisor because it was determined that Brandywine offers an investment style complementary to that of the current active advisors
Zurich Scudder Investments, Inc. ("Zurich Scudder");
Oechsle International Advisors, LLC ("Oechsle") and
Deutsche Asset Management, Inc. ("DAMI"); and to further reduce the active risk of the International Equity
Portfolio. With regard to stock selection, Brandywine employs a quantitative screen which takes into account country, industry and company valuation history.
Brandywine seeks stocks whose performance has deviated from their historical mean and likely will revert to this historical mean. The hiring of Brandywine has resulted in the entering into of an investment advisory agreement dated July 16, 2001 and effective July 16,
2001 between SBFM and Brandywine. Under the terms of the agreement, Brandywine will be receiving a fee of 0.45% on the first $150 million and 0.25% on assets in excess of $150 million that is computed daily and paid monthly based on the value of the average net assets of the International Equity Portfolio allocated to Brandywine. Brandywine, located in Wilmington,
Delaware, was founded in 1986 and as of March 31, 2001 managed approximately $6.72 billion in assets firmwide.
With the hiring of Brandywine, the assets of the International Equity Portfolio will be allocated as follows: SSgA Funds Management, Inc. 0%-10%; Zurich
Scudder 20%-30%; Oechsle 20%-30%; DAMI 20%-30% and
Brandywine 20%-30%.

Shareholders of the International Equity Portfolio will soon receive an information statement regarding this change.


? The hiring of Furman Selz Capital Management LLC
("Furman Selz") as an additional investment advisor to Small Capitalization Value Equity Investments ("Small
Cap Value Portfolio"). The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended Furman Selz as an additional advisor because it was determined that Furman Selz offers an investment style complementary to that of the current active advisors Rutabaga Capital Management LLC ("Rutabaga') and NFJ Investment Group ("NFJ"); and to further reduce the active risk of the Small Cap Value Portfolio.
Furman Selz will select stocks on a bottom-up basis utilizing fundamental research in order to identify stocks of companies undergoing a material change that may be purchased at a reasonable price in relation to their earnings growth rate. The hiring of Furman Selz has resulted in the entering into of an investment advisory agreement dated July 16, 2001 and effective
July 16, 2001 between SBFM and Furman Selz. Under the terms of the agreement, Furman Selz will be receiving a fee of 0.40% that is computed daily and paid monthly based on the value of the average net assets of the Small Cap Value Portfolio allocated to Furman Selz.
Furman Selz, located in New York, New York, was founded in 1984 and as of March 31, 2001 managed approximately
$8.6 billion in assets. With the hiring of Furman Selz, the assets of the Small Cap Value Portfolio will be allocated as follows: Mellon Capital Management 0%-10%;
Rutabaga 25%-35%; NJF 25%-35% and Furman Selz 25%-35%.




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